Exhibit 10.32

MEDIATION SETTLEMENT AGREEMENT

WHEREAS, the mediation between the parties herein, as indicated by their signatures below, has concluded on the 15 day of July, 2014; the Parties have come together for full discussion of all issues in this matter and is hereby agreed;

WHEREAS, said parties have thereafter entered into a full and final Agreement settling all issues in this matter subject to the terms and conditions set forth below:

IT IS HEREBY AGREED by and between the settling parties hereto that all claims contained therein between the parties to this Agreement are fully and finally settled with the Plaintiff receiving a total settlement of $19,500,000 from settling Defendants, in exchange for which each party agrees to execute a full and final Release of all claims against the other arising out of this litigation, and an entry of dismissal with prejudice, with each party to this litigation, paying that party’s respective court costs and attorney fees.

This Agreement may be introduced as evidence in a court to establish the understanding of the parties notwithstanding the confidentiality of the mediation process.

Have seen and agreed this 15 day of July, 2014, as indicated by the signatures of authoritative representatives of the parties hereto:

/s/Pierce W. Hamblin	/s/ Jeff A. Woods
MEDIATOR, PIERCE HAMBLIN	ATTORNEY FOR PLAINTIFF

/s/ Frank Stainback
ATTORNEY FOR DEFENDANTS	PLAINTIFF, OXFORD MINING
BIG RIVERS ELECTRIC CORP.	COMPANY

/s/ Robert W. Berry	/s/ Charles Ungurean
Robert Berry, CEO	Charles Ungurean, CEO
Big Rivers	Oxford

Parties further agree as follows:

(1)	Settlement to remain strictly confidential, except as required otherwise by law.

(2)	Settlement Proceeds to be paid w/i 30 days from date of execution of this Settlement Agreement on 15 July 2014.

(3)	All claims, including counterclaim, are hereby resolved & settled in consideration of Settlement Agreement.

(4)	Parties to draft and execute more formal settlement documents reflecting the terms hereof.

PWH – 15 July 14

JAW

F.S. for BREC

RWB for Big Rivers

CCU